SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	2-89573	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania	17225
(Address of principal executive offices)	(Zip Code)

(717) 597-2137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWER BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 2.02	Result of Operations-Financial Condition

Tower Bancorp, Inc. (the “Corporation”), parent company of The First National Bank of Greencastle and The First National Bank of McConnellsburg, reports earnings of $1,779,713 or earnings per share of $.92 for the quarter ended June 30, 2006. Return on equity was10.7% for the quarter ended June 30, 2006. Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated August 8, 2006.

The information provided in this Current Report on Form 8-K, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

	99.1	Press Release dated August 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.

Date: August 8, 2006	By:	/s/ FRANKLIN T. KLINK, III
		Name:	Franklin T. Klink, III
		Title:	Chief Financial Officer